EX-5.l


FIFTH THIRD PERSPECTIVE(R) (01/07)        JACKSON NATIONAL LIFE
                                           INSURANCE COMPANY(R)[GRAPHIC OMITTED]
FIXED AND VARIABLE ANNUITY
APPLICATION (VA220)                               Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM
See back page for mailing address.

USE DARK INK, ONLY


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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)                                CITY, STATE, ZIP

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Mailing Address (if different from Home Address)                        CITY, STATE, ZIP

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Age      Sex       U.S. Citizen        Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
      __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                ___ SSN  ___ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
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Home Address (Physical Address Required)                        CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                          ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                          ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)
                                         __ M __ F     __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 220                                                                                                                 FT4173 01/07


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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                      __ IRA - Individual*                  __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ Direct Transfer
__ HR-10 (Keogh) Plan                     __ IRA - Roth*                        __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)      *Tax Contribution Years and Amounts:  __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______
__ Other ___________________________        Year:______   $______

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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ Highest Anniversary Value Death Benefit
     2. ___ Combination of 5% Roll-Up and Highest Anniversary Value Death Benefit (4% if the Owner is age 70 or older on the date of issue).

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT
        __ EarningsMax(R)

     B. WITHDRAWAL OPTIONS
        __ 20% Free Withdrawal Benefit (1)
        __ 5-Year Withdrawal Charge Schedule

     C. CONTRACT ENHANCEMENT OPTIONS
        (MAY SELECT ONLY ONE)
        __ 2% of first-year premium
        __ 4% of first-year premium
        __ 5% of first-year premium (2)

     D. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     Guaranteed Minimum Withdrawal Benefit (GMWB) Options
        __ SAFEGUARD 7 PLUS(SM)
           (7% GMWB)
        __ AUTOGUARD(SM)
           (5% GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR ADVANTAGE(SM)
           (5% For Life GMWB with Bonus and Annual Step-Up)
        __ LIFEGUARD PROTECTOR(SM)
           (5% For Life GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) (3, 4)
           (Joint 5% For Life GMWB with Annual Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be  selected  in  combination  with  either  the 4% or 5%  Contract
     Enhancements.

(2)  If selected, premium payments will not be accepted after the first Contract
     Year.

(3) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(4)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed.
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, age 90 (age 70 1/2
                                                                         for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    If "No", please proceed to the Premium Allocation Section.
                 (If no selection is made, JNL(R) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program? Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection
Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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                                                                                                                  Page 2 of 5
VDA 220                                                                                                          FT4173 01/07

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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS                                            NUMBER          PORTFOLIOS
205 ___% Fifth Third Disciplined Value VIP                            074 ___% JNL/Mellon Capital Mgmt S&P(R) 24
204 ___% Fifth Third Mid Cap VIP                                      223 ___% JNL/Mellon Capital Mgmt Value Line(R) 25
202 ___% Fifth Third Quality Growth VIP                               096 ___% JNL/Mellon Capital Mgmt Dow Dividend
203 ___% Fifth Third Balanced VIP                                     225 ___% JNL/Mellon Capital Mgmt VIP
196 ___% JNL(R)/AIM Large Cap Growth                                  191 ___% JNL/Mellon Capital Mgmt Communications Sector
206 ___% JNL/AIM Real Estate                                          185 ___% JNL/Mellon Capital Mgmt Consumer Brands Sector
195 ___% JNL/AIM Small Cap Growth                                     189 ___% JNL/Mellon Capital Mgmt Financial Sector
114 ___% JNL/Alger Growth                                             188 ___% JNL/Mellon Capital Mgmt Healthcare Sector
066 ___% JNL/Credit Suisse Global Natural Resources                   190 ___% JNL/Mellon Capital Mgmt Oil & Gas Sector
068 ___% JNL/Credit Suisse Long/Short                                 187 ___% JNL/Mellon Capital Mgmt Technology Sector
115 ___% JNL/Eagle Core Equity                                        054 ___% JNL/Mellon Capital Mgmt Enhanced S&P 500 Stock Index
116 ___% JNL/Eagle SmallCap Equity                                    173 ___% JNL/Oppenheimer Global Growth
150 ___% JNL/FMR Balanced                                             174 ___% JNL/Oppenheimer Growth
101 ___% JNL/FMR Mid-Cap Equity                                       078 ___% JNL/PIMCO Real Return
062 ___% JNL/Franklin Templeton Founding Strategy                     127 ___% JNL/PIMCO Total Return Bond
069 ___% JNL/Franklin Templeton Global Growth                         106 ___% JNL/PPM America Value Equity
075 ___% JNL/Franklin Templeton Income                                105 ___% JNL/Putnam Equity
064 ___% JNL/Franklin Templeton Mutual Shares                         148 ___% JNL/Putnam Midcap Growth
208 ___% JNL/Franklin Templeton Small Cap Value                       104 ___% JNL/Select Balanced
207 ___% JNL/Goldman Sachs Mid Cap Value                              103 ___% JNL/Select Global Growth
076 ___% JNL/Goldman Sachs Short Duration Bond                        102 ___% JNL/Select Large Cap Growth
113 ___% JNL/JPMorgan International Equity                            107 ___% JNL/Select Money Market
126 ___% JNL/JPMorgan International Value                             179 ___% JNL/Select Value
077 ___% JNL/Lazard Emerging Markets                                  111 ___% JNL/T. Rowe Price Established Growth
132 ___% JNL/Lazard Mid Cap Value                                     112 ___% JNL/T. Rowe Price Mid-Cap Growth
131 ___% JNL/Lazard Small Cap Value                                   149 ___% JNL/T. Rowe Price Value
123 ___% JNL/Mellon Capital Mgmt S&P 500(R) Index                     136 ___% JNL/Western Asset High Yield Bond
124 ___% JNL/Mellon Capital Mgmt S&P(R) 400 MidCap Index              110 ___% JNL/Western Asset Strategic Bond
128 ___% JNL/Mellon Capital Mgmt Small Cap Index                      109 ___% JNL/Western Asset U.S. Government & Quality Bond
129 ___% JNL/Mellon Capital Mgmt International Index
133 ___% JNL/Mellon Capital Mgmt Bond Index                           THE FOLLOWING 5 OPTIONS ARE S&P PORTFOLIOS
145 ___% JNL/Mellon Capital Mgmt Dow(SM) 10                           227 ___% JNL/S&P Managed Conservative
193 ___% JNL/Mellon Capital Mgmt S&P 10                               226 ___% JNL/S&P Managed Moderate
183 ___% JNL/Mellon Capital Mgmt Global 15                            117 ___% JNL/S&P Managed Moderate Growth
184 ___% JNL/Mellon Capital Mgmt 25                                   118 ___% JNL/S&P Managed Growth
186 ___% JNL/Mellon Capital Mgmt Select Small-Cap                     119 ___% JNL/S&P Managed Aggressive Growth
224 ___% JNL/Mellon Capital Mgmt JNL 5
079 ___% JNL/Mellon Capital Mgmt JNL Optimized 5                      FIXED ACCOUNT OPTIONS
222 ___% JNL/Mellon Capital Mgmt Nasdaq(R) 15                         041 __% 1-year          045 __% 5-year
                                                                      043 __% 3-year          047 __% 7-year
__ CHECK HERE FOR AUTOMATIC REBALANCING. Only the
Portfolios selected  above and the 1-year Fixed                       IF THE USE OF THE MODEL PORTFOLIOS ARE INTENDED, PLEASE
Account (if selected) will participate in the                         REFER TO FORM FT2385.
program. The 3-, 5- and 7-year Fixed Accounts
are not available for Automatic Rebalancing.                          DCA+ ($15,000 CONTRACT MINIMUM)
                                                                      030 __% 6-month   IF DCA+ IS SELECTED, YOU MUST ATTACH
Frequency: __ Monthly     __ Quarterly                                032 __% 12-month  THE SYSTEMATIC INVESTMENT FORM (FT2375).
           __Semi-Annual  __ Annual
                                                                      DCA+ provides an automatic monthly transfer to the selected
Start Date:______________________                                     Portfolio(s) so the entire amount invested in this program, plus earnings, will be transferred by the end of the DCA+ term
If no date is selected, the program will begin one month/             selected.
quarter/half year/year (depending on the frequency you
selected) from the date JNL applies the first premium
payment.
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                         ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                      RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 220                                                                                                                 FT4173 01/07


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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JNL WILL DEFAULT TO "NO" FOR  RESIDENTS OF NORTH DAKOTA
AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual   reports,   quarterly   and  immediate   confirmation   statements,
prospectuses  and prospectus  supplements,  and related  correspondence  (except
______________________) from Jackson National Life, when available.

There is no charge for electronic  delivery.  Please make certain you have given us a current e-mail address.  Also let us know if that e-mail address changes as we will need to notify you of a document's  availability through e-mail. To view an electronic  document,  you will need Internet  access.  You may request paper copies,  whether or not you also  decide to revoke your  consent for  electronic delivery,  at any time and for no charge.  Please  contact the  appropriate  JNL
Service Center to update your e-mail address,  revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE  INSURANCE  POLICIES OR
     ANNUITY  CONTRACTS  YOU MUST PRESENT AND READ TO THE  APPLICANT  THE NOTICE
     REGARDING  REPLACEMENT  (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE
     NOTICE,   SIGNED  BY  BOTH  THE  PRODUCER  AND  THE  APPLICANT,   WITH  THE
     APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers  contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,  DEATH  BENEFIT  VALUES,  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE  INVESTMENT  EXPERIENCE OF A
     PORTFOLIO IN THE SEPARATE  ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED
     OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

7.   I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT
     TO AN  ADJUSTMENT  IF  WITHDRAWN  OR  TRANSFERRED  PRIOR  TO THE END OF THE
     APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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SIGNATURES
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Owner's Signature                       DATE SIGNED (MM/DD/YYYY)

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STATE WHERE SIGNED                      Joint Owner's Signature

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Annuitant's Signature                   Joint Annuitant's Signature (if other
(if other than Owner)                   than Joint Owner)

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                                                                     Page 4 of 5
VDA 220                                                             FT4173 01/07

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important  Note:  Complete  this  certification  section  only if the  applicant answered affirmatively to the Statement  Regarding  Existing Policies or Annuity
Contracts AND answered "Yes" to EITHER  question 1 or 2 on the Notice  Regarding
Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this JNL product to the applicant.

__   I used only JNL-approved  sales material(s) during the presentation of this
     JNL product to the  applicant.  In addition,  copies of all approved  sales material(s) used during the presentation were left with the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT
I have read JNL's  Position With Respect to the  Acceptability  of  Replacements
(XADV5790  - state  variations  may apply) and ensure that this  replacement  is consistent  with that  position.  By  signing  this  form,  I  certify  that the statement  regarding any applicable life insurance policies or annuity contracts and the statement  regarding sales material have been answered  correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

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Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                 Contact your home office for program information.
                                   __ Option A   __ Option B  __ Option  C __  Option D
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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External Account No. (if applicable)            Trade No. (if applicable)

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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REGULAR MAIL:   Jackson National Life(R)/IMG Service Center, P.O. Box 30392,
                Lansing, MI 48909-7892

OVERNIGHT MAIL: Jackson National Life/IMG Service Center, 1 Corporate Way,
                Lansing, MI 48951

CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET) or contactus@jnli.com
               FAX: 517/706-5540
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         Not FDIC/NCUA insured * Not Bank guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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                                                                     Page 5 of 5
VDA 220                                                             FT4173 01/07